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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 14, 1995




                                K N ENERGY, INC.

             (Exact name of registrant as specified in its charter)


          KANSAS                                 1-6446                             48-0290000
  (State or other jurisdiction              (Commission File                      (I.R.S. Employer
of incorporation or organization)                Number)                         Identification No.)



          370 VAN GORDON STREET
          P. O. BOX 281304
          LAKEWOOD, CO                                                                80228-8304
 (Address of principal executive offices)                                             (Zip code)


      Registrant's telephone number, including area code: (303) 989-1740





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Item 5.  Other Events.

         On December 14, 1995 K N Energy, Inc. announced it's proposed merger of K N's wholly owned oil & gas subsidiary, K N Production Company, into Tom Brown, Inc., as well as the joint formation of a new gas services company, and reference is hereby made to the press release dated December 14, 1995, which is filed herewith as an exhibit and incorporated herein by this reference.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

         (a)     Financial Statements - None

         (b)     Pro-Forma Financial Statements - None

         (c)     Exhibits

                 1.1      Press release dated December 14, 1995





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        K N ENERGY, INC.



Date:  December 18, 1995                By: /s/ William S. Garner, Jr.
                                            -----------------------------------
                                                William S. Garner, Jr.
                                                Vice President,
                                                General Counsel and Secretary





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                                 EXHIBIT INDEX


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

Exhibit Number                    Exhibit Description                                Page
--------------                    -------------------                                ----
1.1                               Press release dated December 14, 1995

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